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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 3, 2001 (APRIL 2, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                        1-13726                 73-1395733
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
   of incorporation)                                        Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA    73118
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              (Address of principal executive offices)         (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD

On April 2, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing updated 2001-2002 forecasts and revised 2001-2002 gas hedging program.

Chesapeake Energy Corporation has adopted a policy of providing investors with guidance on certain factors which affect our future financial performance. As of April 2, 2001, we are using the key operating assumptions in our projections for the first two quarters of 2001 and full years 2001 and 2002. With the filing of this report on Form 8-K, we are posting the same information on our web site at www.chkenergy.com. We caution you that our outlook is given as of April 2, 2001 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on April 2, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CHESAPEAKE ENERGY CORPORATION



                                   BY:    /s/  AUBREY K. MCCLENDON
                                      -----------------------------------------
                                              AUBREY K. MCCLENDON
                                           Chairman of the Board and
                                            Chief Executive Officer

Dated:  April 3, 2001



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99           Press Release issued by the Registrant on April 2, 2001.




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